Decathlon Market Neutral Fund

(formerly, the BCM Market Neutral Fund)

(formerly, the BCM Decathlon Moderate Fund)

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

A SERIES OF ADVISORS PREFERRED TRUST

Supplement dated November 3, 2023 to the

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2023

The section entitled Sub-Adviser is supplemented with the following.

Andrew Rice, Portfolio Manager of the Sub-Adviser, joined the portfolio management team serving the Fund October 2023. As of September 30, 2023, he was responsible for the management of the following other types of accounts (other than the Fund):

Andrew Rice

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	None	0	None
Other Pooled Investment Vehicles	0	None	0	None
Other Accounts*	11,903	$1,989 Million	0	None

*Includes clients who are investment model subscribers.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of September 30, 2023.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Andrew Rice	$50,001 to $100,000

**************

The Statement of Additional Information dated May1, 2023, and the Prospectus and Summary Prospectus each dated May 1, 2023, and as supplemented November 3, 2023, each provide information that you should know before investing in the Fund and should be retained for future reference. The Statement of Additional Information and Prospectuses, as supplemented, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling can be obtained without charge by calling the Fund toll free, 1-833-786-1121 or by visiting www.advisorspreferred.com.

Please retain this Supplement for future reference.